Exhibit 3.7 STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/28/1998
981338239 - 2937162

CERTIFICATE OF INCORPORATION

OF

BALLY’S MIDWEST CASINO, INC.

1. The name of the corporation is: Bally’s Midwest Casino, Inc.

2. The address of its registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, Delaware 19805. The name of its registered agent at such address is Corporation Service Company.

3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

4. The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000), all of which shall be Common Stock; and the par value of each share shall be One Cent ($.01).

5. The name and mailing address of the incorporator is:

Linda B. Jankovic
LATHAM & WATKINS
633 West Fifth Street, Suite 4000
Los Angeles, California 90071

6. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation.

7. Election of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

8. No director of this corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 28th day of August, 1998.

/s/ Linda B. Jankovic
Linda B. Jankovic, Incorporate

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 08:30 AM 12/31/1998
981509584 - 2937162

CERTIFICATE OF MERGER

OF

BALLY’S INTERMEDIATE CASINO HOLDINGS, INC.

WITH AND INTO

BALLY’S MIDWEST CASINO, INC.

The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations (each a “Constituent Corporation” and collectively, the “Constituent Corporations”) of the merger (the “Merger”) are:

NAME	STATE OF INCORPORATION

Bally’s Intermediate Casino Holdings, Inc.	Delaware
Bally’s Midwest Casino, Inc.	Delaware

SECOND: That an Agreement of Merger and Plan of Reorganization, dated as of December 31, 1998 (the “Merger Agreement”), by and among Bally’s Intermediate Casino Holdings, Inc., Bally’s Midwest Casino, Inc., and Park Place Entertainment Corporation has been approved, adopted, certified, executed, and acknowledged by each of the Constituent Corporations in accordance with the provisions of Section 251 (and written consent of the stockholders of the Constituent Corporations has been given in accordance with Section 228) of the General Corporation Law of the State of Delaware.

THIRD: That the name of the surviving corporation in the Merger is Bally’s Midwest Casino, Inc. (hereinafter, the “Surviving Corporation”), which will continue its existence as said surviving corporation under its present name upon the effective date of the Merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

FOURTH: That the Certificate of Incorporation of the Surviving Corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

FIFTH: That the executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, the address of which currently is, 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

SIXTH: That a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any Constituent Corporation.

SEVENTH: That this Certificate of Merger shall be effective on December 31, 1998, at 8:30 a.m. (Eastern Standard Time).

[Signature Page Follows]

2

IN WITNESS WHEREOF, BALLY’S MIDWEST CASINO, INC. has caused this Certificate of Merger to be signed as set forth below.

Dated: December 10, 1998

BALLY’S MIDWEST CASINO, INC., a Delaware corporation

By:	/s/ Arthur M. Goldberg
Name: Arthur M. Goldberg Title: President, Treasurer and Secretary

S-1

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:45 PM 09/10/1999
991379353 - 2937162

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

BALLY BILOXI, INC. (a Mississippi Corporation)

INTO

BALLY’S MIDWEST CASINO, INC., (a Delaware Corporation)

Bally’s Midwest Casino, Inc., a corporation organized and existing under the laws of Delaware, DOES HEREBY CERTIFY:

FIRST: That Bally’s Midwest Casino, Inc. was incorporated on August 28, 1998, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That Bally’s Midwest Casino, Inc. owns all of the issued and outstanding shares of common stock of Bally Biloxi, Inc., a corporation incorporated on April 16, 1993, pursuant to the General Corporation Law of the State of Mississippi.

THIRD: That Bally’s Midwest Casino, Inc., by the following resolutions of its Board of Directors, duly adopted by written consent of its sole director on September 8, 1999, determined to and did merge into itself said Bally Biloxi, Inc.:

RESOLVED, that, the forms of, and the terms and conditions set forth in the Merger Agreement, a copy of which has been presented to the Sole Director and Sole Stockholder, be, and it hereby is, approved; and

RESOLVED, that Bally’s Midwest Casino, Inc. merge, and it hereby does merge into itself said Bally Biloxi, Inc. and assumes all its obligations; and

FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and

FURTHER RESOLVED, that the proper officer of Bally’s Midwest Casino, Inc. be and he is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Bally Biloxi, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the States of Mississippi and Delaware, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

FOURTH: That the executed Merger Agreement is on file at the principal place of business of Bally’s Midwest Casino, Inc., the address of which currently is Park Place and the Boardwalk, Atlantic City, New Jersey 08401.

IN WITNESS WHEREOF, Bally’s Midwest Casino, Inc. has caused this Certificate of Merger to be signed as set forth below.

Dated: September 8, 1999

BALLY’S MIDWEST CASINO, INC. A Delaware Corporation

By:	/s/ Wallace R. Barr
Wallace R. Barr, Vice President and Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:30 PM 09/10/1999
991380166 - 2937162

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

BALLY’S LOUISIANA II, INC. (a Louisiana Corporation)

INTO

BALLY’S MIDWEST CASINO, INC., (a Delaware Corporation)

Bally’s Midwest Casino, Inc., a corporation organized and existing under the laws of Delaware, DOES HEREBY CERTIFY:

FIRST: That Bally’s Midwest Casino, Inc. was incorporated on August 28, 1998, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That Bally’s Midwest Casino, Inc. owns all of the issued and outstanding shares of common stock of Bally’s Louisiana II, Inc., a corporation incorporated on September 8, 1995, pursuant to the General Corporation Law of the State of Louisiana.

THIRD: That Bally’s Midwest Casino, Inc., by the following resolutions of its Board of Directors, duly adopted by written consent of its sole director on September 8, 1999, determined to and did merge into itself said Bally’s Louisiana II, Inc.:

RESOLVED, that, the forms of, and the terms and conditions set forth in the Merger Agreement, a copy of which has been presented to the Sole Director and Sole Stockholder, be, and it hereby is, approved; and

RESOLVED, that Bally’s Midwest Casino, Inc. merge, and it hereby does merge into itself said Bally’s Louisiana II, Inc. and assumes all its obligations; and

FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and

FURTHER RESOLVED, that the proper officer of Bally’s Midwest Casino, Inc. be and he is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Bally’s Louisiana II, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the States of Louisiana and Delaware, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

FOURTH: That the executed Merger Agreement is on file at the principal place of business of Bally’s Midwest Casino, Inc., the address of which currently is Park Place and the Boardwalk, Atlantic City, New Jersey 08401.

IN WITNESS WHEREOF, Bally’s Midwest Casino, Inc. has caused this Certificate of Merger to be signed as set forth below.

Dated: September 8, 1999

BALLY’S MIDWEST CASINO, INC. A Delaware Corporation

By:	/s/ Wallace R. Barr
Wallace R. Barr, Vice President and Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:00 PM 09/10/1999
991380509 - 2937162

CERTIFICATE OF MERGER

MERGING

SKA INVESTMENTS, L.L.C.

(a Delaware Limited Liability Company)

INTO

BALLY’S MIDWEST CASINO, INC., (a Delaware Corporation)

The undersigned Delaware Limited Liability Company and Delaware Corporation hereby execute the following Certificate of Merger, merging SKA Investments, L.L.C. (“SKA”) into Bally’s Midwest Casino, Inc. (“Midwest”), pursuant to Section 264 and Section 18.209 of the Delaware General Corporation Law, DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the Limited Liability Company and the Corporation are as follows:

NAME	STATE OF INCORPORATION
SKA Investments, L.L.C.	Delaware
Bally’s Midwest Casino, Inc.	Delaware

SECOND: That an Agreement of Merger and Plan of Reorganization, dated as of September 8, 1999 (the “Merger Agreement”), by and between SKA and Midwest has been approved, adopted, certified, executed, and acknowledged by each of the Limited Liability Company and the Corporation in accordance with the requirements of Section 264 and Section 18.209 of the Delaware General Corporation Law.

THIRD: That the name of the surviving corporation in the Merger is Bally’s Midwest Casino, Inc. (“Midwest”) (hereinafter, the “Surviving Corporation”), which will continue in existence as said Surviving Corporation under its present name upon the effective date of the Merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

FOURTH: That the Certificate of Incorporation of the Surviving Corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

FIFTH: That the executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, the address of which currently is Park Place and the Boardwalk, Atlantic City, New Jersey 08401.

SIXTH; That a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any member of the Limited Liability Company.

SEVENTH: That this Certificate of Merger shall be effective on the date same is filed with the Delaware Secretary of State.

IN WITNESS WHEREOF, Bally’s Midwest Casino, Inc. has caused this Certificate of Merger to be signed as set forth below.

Dated: September 8, 1999

BALLY’S MIDWEST CASINO, INC. A Delaware Corporation

By:	/s/ Wallace R. Barr
Wallace R. Barr, Vice President and Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:01 PM 09/10/1999
991380602 - 2937162

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

BALLY’S MEXICO, INC. (a Delaware Corporation)

INTO

BALLY’S MIDWEST CASINO, INC., (a Delaware Corporation)

Bally’s Midwest Casino, Inc., a corporation organized and existing under the laws of Delaware, DOES HEREBY CERTIFY:

FIRST: That Bally’s Midwest Casino, Inc. was incorporated on August 28, 1998, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That Bally’s Midwest Casino, Inc. owns all of the issued and outstanding shares of common stock of Bally’s Mexico, Inc., a corporation incorporated on March 13, 1996, pursuant to the General Corporation Law of the State of Delaware.

THIRD: That Bally’s Midwest Casino, Inc., by the following resolutions of its Board of Directors, duly adopted by written consent of its sole director on September 8, 1999, determined to and did merge into itself said Bally’s Mexico, Inc.:

RESOLVED, that, the forms of, and the terms and conditions set forth in the Merger Agreement, a copy of which has been presented to the Sole Director and Sole Stockholder, be, and it hereby is, approved; and

RESOLVED, that Bally’s Midwest Casino, Inc. merge, and it hereby does merge into itself said Bally’s Mexico, Inc. and assumes all its obligations; and

FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and

FURTHER RESOLVED, that the proper officer of Bally’s Midwest Casino, Inc. be and he is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Bally’s Mexico, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

FOURTH: That the executed Merger Agreement is on file at the principal place of business of Bally’s Midwest Casino, Inc., the address of which currently is Park Place and the Boardwalk, Atlantic City, New Jersey 08401,

IN WITNESS WHEREOF, Bally’s Midwest Casino, Inc. has caused this Certificate of Ownership and Merger to be signed by its duly authorized officer as set forth below on this 8th day of September, 1999.

BALLY’S MIDWEST CASINO, INC. A Delaware Corporation

By:	/s/ Wallace R. Barr
Wallace R. Barr, Vice President and Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:02 PM 09/10/1999
991380606 - 2937162

CERTIFICATE OF MERGER

OF

PARK PLACE GAMING (SWITZERLAND COUNTY), L.L.C.

(a Delaware Limited Liability Company)

WITH AND INTO

BALLY’S MIDWEST CASINO, INC., (a Delaware Corporation)

The undersigned Delaware Limited Liability Company and Delaware Corporation hereby execute the following Certificate of Merger, merging Park Place Gaming (Switzerland County), L.L.C. (“PPGSC”) with and into Bally’s Midwest Casino, Inc. (“Midwest”), pursuant to Section 264 and Section 18.209 of the Delaware General Corporation Law, DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the Limited Liability Company and the Corporation are as follows:

NAME	STATE OF INCORPORATION

Park Place Gaming (Switzerland County), L.L.C.	Delaware
Bally’s Midwest Casino, Inc.	Delaware

SECOND: That an Agreement of Merger and Plan of Reorganization, dated as of September 8, 1999 (the “Merger Agreement”), by and between PPGSC and Midwest has been approved, adopted, certified, executed, and acknowledged by each of the Limited Liability Company and the Corporation in accordance with the requirements of Section 264 and Section 18.209 of the Delaware General Corporation Law.

THIRD: That the name of the surviving corporation in the Merger is Midwest (hereinafter, the “Surviving Corporation”), which will continue in existence as said Surviving Corporation under its present name upon the effective date of the Merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

FOURTH: That the Certificate of Incorporation of the Surviving Corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

FIFTH: That the executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, the address of which currently is Park Place and the Boardwalk, Atlantic City, New Jersey 08401.

SIXTH: That a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any member of the Limited Liability Company.

SEVENTH: That this Certificate of Merger shall be effective on the date same is filed with the Delaware Secretary of State.

IN WITNESS WHEREOF, Bally’s Midwest Casino, Inc. has caused this Certificate of Merger to be signed as set forth below.

Dated: September 8, 1999

BALLY’S MIDWEST CASINO, INC.
A Delaware Corporation

By:	/s/ Wallace R. Barr
Wallace R. Barr, Vice President and Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:03 PM 09/10/1999
991380610 - 2937162

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

HILTON HOTELS MANAGEMENT, INC. (a Delaware Corporation)

INTO

BALLY’S MIDWEST CASINO, INC., (a Delaware Corporation)

Bally’s Midwest Casino, Inc., a corporation organized and existing under the laws of Delaware, DOES HEREBY CERTIFY:

FIRST: That Bally’s Midwest Casino, Inc. was incorporated on August 28, 1998, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That Bally’s Midwest Casino, Inc. owns all of the issued and outstanding shares of common stock of Hilton Hotels Management, Inc., a corporation incorporated on August 5, 1994, pursuant to the General Corporation Law of the State of Delaware.

THIRD: That Bally’s Midwest Casino, Inc., by the following resolutions of its Board of Directors, duly adopted by written consent of its sole director on September 8, 1999, determined to and did merge into itself said Hilton Hotels Management, Inc.:

RESOLVED, that, the forms of, and the terms and conditions set forth in the Merger Agreement, a copy of which has been presented to the Sole Director and Sole Stockholder, be, and it hereby is, approved; and

RESOLVED, that Bally’s Midwest Casino, Inc. merge, and it hereby does merge into itself said Hilton Hotels Management, Inc. and assumes all its obligations; and

FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and

FURTHER RESOLVED, that the proper officer of Bally’s Midwest Casino, Inc. be and he is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Hilton Hotels Management, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger

FOURTH: That the executed Merger Agreement is on file at the principal place of business of Bally’s Midwest Casino, Inc., the address of which currently is Park Place and the Boardwalk, Atlantic City, New Jersey 08401.

IN WITNESS WHEREOF, Bally’s Midwest Casino, Inc. has caused this Certificate of Merger to be signed as set forth below.

Dated: September 8, 1999

BALLY’S MIDWEST CASINO, INC. A Delaware Corporation

By:	/s/ Wallace R. Barr
Wallace R. Barr, Vice President and Assistant Secretary